Fees Summary	Apr. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	7,008.78
Total Transaction Valuation	50,751,494.05
Total Offset Amount	7,008.78
Net Fee	$ 0